HSBC Bank USA, National Association                                                              4/12/2007

Reference: 476100HN

HSBC Bank USA, National Association
    452 Fifth Avenue
    New York, NY  10018
    Fax: (212) 525-5517
Reference: 476100HN

DATE:             MARCH 29, 2007

TO:               U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS SUPPLEMENTAL
                  INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST WITH RESPECT TO THE RASC
                  SERIES 2007-KS3 TRUST, HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES
                  2007-KS3

                  EP-MN-WS3D
                  60 LIVINGSTON AVENUE
                  ST. PAUL, MN  55107
ATTENTION:        RASC SERIES 2007-KS3 SUPPLEMENTAL INTEREST TRUST
FACSIMILE:        651-495-8090

TO:               RESIDENTIAL FUNDING SECURITIES, LLC

ADDRESS :         7501 WISCONSIN AVE, SUITE 900
                  BETHESDA, MD 20814

ATTENTION:        MICHAEL SCARSETH
FACSIMILE:        952-921-9133

FROM :            HSBC BANK USA, NATIONAL ASSOCIATION
FACSIMILE :       212-525-5517

SUBJECT:          FIXED INCOME DERIVATIVES CONFIRMATION

REFERENCE:        476100HN
-------------------------------------------------------------------------------------------------------------------

The purpose of this  long-form  confirmation  ("CONFIRMATION")  is to confirm the terms and conditions of the current
Transaction  entered into on the Trade Date  specified  below (the  "TRANSACTION")  between  HSBC Bank USA,  National
Association ("PARTY A") and U.S. Bank National  Association,  not individually,  but solely as supplemental  interest trust trustee (the "Supplemental  Interest Trust Trustee") on behalf of the supplemental  interest trust with respect to the RASC Series  2007-KS3 Trust,  Home Equity Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2007-KS3
(the  "Supplemental  Interest  Trust")  ("PARTY B") created  under the Pooling and Servicing  Agreement,  dated as of
March 1, 2007 (together the "POOLING AND SERVICING AGREEMENT"),  among Residential Asset Securities  Corporation,  as
Depositor,  Residential Funding Company, LLC, as Master Servicer,  and U.S. Bank National Assocation,  as trustee and supplemental  interest trust trustee.  This  Confirmation  evidences a complete and binding agreement between you and us to enter into the  Transaction  on the terms set forth below and replaces any previous  agreement  between us with respect to the subject  matter  hereof.  This  Confirmation  constitutes  a  "CONFIRMATION"  and also  constitutes  a
"SCHEDULE" as referred to in the ISDA Master Agreement, and Paragraph 13 of a Credit Support Annex to the Schedule.

1.       This  Confirmation  shall  supplement,  form a part of, and be subject to an  agreement in the form of the
         ISDA  Master  Agreement  (Multicurrency  -  Cross  Border)  as  published  and  copyrighted  in  1992 by the
         International  Swaps and  Derivatives  Association,  Inc. (the "ISDA MASTER  AGREEMENT"),  as if Party A and
         Party B had executed an  agreement  in such form on the date hereof,  with a Schedule as set forth in Item 3 of this  Confirmation,  and an ISDA Credit Support Annex  (Bilateral Form - ISDA  Agreements  Subject to New
         York Law Only version) as published  and  copyrighted  in 1994 by the  International  Swaps and  Derivatives
         Association,  Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "CREDIT  SUPPORT  ANNEX").
         For the avoidance of doubt, the Transaction  described herein shall be the sole Transaction governed by such
         ISDA  Master  Agreement.  In the  event of any  inconsistency  among  any of the  following  documents,  the relevant document first listed shall govern:  (i) this  Confirmation,  exclusive of the provisions set forth in Item 3 hereof and Annex A hereto; (ii) the provisions set forth in Item 3 hereof,  which are incorporated by reference  into the Schedule;  (iii) the Credit  Support Annex;  (iv) the  Definitions;  and (v) the ISDA
         Master Agreement.

         Each reference herein to a "Section" (unless  specifically  referencing the Pooling and Servicing Agreement)
         or to a "Section"  "of this  Agreement"  will be  construed  as a reference  to a Section of the ISDA Master
         Agreement;  each herein  reference to a "Part" will be construed  as a reference  to the  provisions  herein deemed incorporated in a Schedule to the ISDA Master Agreement;  each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

2.       The terms of the particular Transaction to which this Confirmation relates are as follows:

         Type of Transaction:                        Interest Rate Swap

         Notional Amount:                            With respect to any Calculation  Period,  the amount set forth for such period on Schedule I attached hereto.

         Trade Date:                                 March 23, 2007

         Effective Date:                             March 29, 2007

         Termination Date:                           April 25, 2011,  subject to adjustment in accordance  with the
                                                     Following Business Day Convention.

         Fixed Amounts:

                  Fixed Rate Payer:                  Party B

                  Fixed Rate Payer
                  Period End Dates:                  The 25th  calendar  day of each month  during the Term of this
                                                     Transaction,  commencing  April 25,  2007,  and  ending on the
                                                     Termination  Date,  subject to adjustment  in accordance  with the Following Business Day Convention.

                  Fixed Rate Payer
                  Payment Dates:                     Early  Payment  -  Two  Business   Days   preceding  the  25th
                                                     calendar   day  of  each   month   during  the  Term  of  this
                                                     Transaction,  commencing  April 25,  2007,  and  ending on the
                                                     Termination Date.

                  Fixed Rate:                        5.03%

                  Fixed Amount:                      To be determined in accordance with the following formula:

                                                     Fixed Rate*Notional Amount*Fixed Rate Day Count Fraction

                  Fixed Rate Day
                  Count Fraction:                    30/360

         Floating Amounts:

                  Floating Rate Payer:               Party A

                  Floating Rate Payer
                  Period End Dates:                  The 25th  calendar  day of each month  during the Term of this
                                                     Transaction,  commencing  April 25,  2007,  and  ending on the
                                                     Termination  Date,  subject to adjustment  in accordance  with the Business Day Convention.

                  Floating Rate Payer
                  Payment Dates:                     Early  Payment  -  Two  Business   Days   preceding  the  25th
                                                     calendar   day  of  each   month   during  the  Term  of  this
                                                     Transaction,  commencing  April 25,  2007,  and  ending on the
                                                     Termination Date

                  Floating Rate Option:              USD-LIBOR-BBA

                  Floating Amount:                   To be determined in accordance with the following formula:

                                                     Floating Rate  Option*Notional  Amount*Floating Rate Day Count
                                                     Fraction

                  Designated Maturity:               One month

                  Floating Rate Day
                  Count Fraction:                    Actual/360

                  Reset Dates:                       The first day of each Calculation Period.

                  Compounding:                       Inapplicable

                  Business Days:                     New York

                  Business Day Convention:           Following

                  Calculation Agent:                 Party A

3.       Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

PART 1.  TERMINATION PROVISIONS.

For the purposes of this Agreement:-

(a)      "SPECIFIED ENTITY" will not apply to Party A or Party B for any purpose.

(b)      "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

(c)      EVENTS OF DEFAULT.

         The statement  below that an Event of Default will apply to a specific  party means that upon the occurrence of such an Event of  Default  with  respect  to such  party,  the other  party  shall  have the  rights of a
         Non-defaulting  Party under Section 6 of this  Agreement;  conversely,  the statement  below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)      The  "FAILURE TO PAY OR DELIVER"  provisions  of Section  5(a)(i)  will apply to Party A and will apply to
                  Party B; provided,  however,  that Section  5(a)(i) is hereby amended by replacing the word "third"
                  with the word  "first";  provided,  further,  that  notwithstanding  anything  to the  contrary  in
                  Section  5(a)(i),  any failure by Party A to comply with or perform any  obligation  to be complied with or  performed  by Party A under the Credit  Support  Annex  shall not  constitute  an Event of
                  Default under Section 5(a)(i) unless (A) a Required  Ratings  Downgrade Event has occurred and been continuing  for 30 or more Local  Business  Days and (B) such  failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(ii)     The  "BREACH OF  AGREEMENT"  provisions  of Section  5(a)(ii)  will apply to Party A and will not apply to
                  Party B.

(iii)    The "CREDIT SUPPORT DEFAULT"  provisions of Section  5(a)(iii) will apply to Party A and will not apply to
                  Party B except  that  Section  5(a)(iii)(1)  will  apply to Party B solely in  respect of Party B's
                  obligations  under  Paragraph  3(b)  of  the  Credit  Support  Annex;   provided,   however,   that
                  notwithstanding  anything  to the  contrary  in  Section  5(a)(iii)(1),  any  failure by Party A to comply  with or perform  any  obligation  to be  complied  with or  performed  by Party A under the
                  Credit  Support Annex shall not constitute an Event of Default under Section  5(a)(iii)  unless (A)
                  a Required  Ratings  Downgrade Event has occurred and been continuing for 30 or more Local Business
                  Days and (B) such  failure is not  remedied on or before the third Local  Business Day after notice of such failure is given to Party A.

(iv)     The  "MISREPRESENTATION"  provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party
                  B.

(v)      The "DEFAULT UNDER  SPECIFIED  TRANSACTION"  provisions of Section  5(a)(v) will apply to Party A and will not apply to Party B.

(vi)     The "CROSS  DEFAULT"  provisions of Section  5(a)(vi) will apply to Party A and will not apply to Party B.
                  For purposes of Section 5(a)(vi), solely with respect to Party A:

                  "Specified  Indebtedness"  will have the  meaning  specified  in Section 14 , except that such term shall not include  obligations in respect of deposits  received in the ordinary course of Party A's banking business.

                  "Threshold  Amount"  means with  respect to Party A an amount  equal to three  percent  (3%) of the
                  Shareholders'  Equity of Party A (as set forth in Party A's Call  Report)  or, if  applicable,  the
                  Eligible Guarantor.

                  "Shareholders'  Equity"  means with  respect to an  entity,  at any time,  the sum (as shown in the most  recent  annual  audited  financial  statements  of  such  entity)  of (i) its  capital  stock
                  (including  preferred stock)  outstanding,  taken at par value,  (ii) its capital surplus and (iii)
                  its retained  earnings,  minus (iv)  treasury  stock,  each to be  determined  in  accordance  with generally accepted accounting principles.

(vii)    The  "BANKRUPTCY"  provisions of Section  5(a)(vii) will apply to Party A and will apply to Party B except that the provisions of Section  5(a)(vii)(2),  (6) (to the extent that such provisions refer to any appointment  contemplated or effected by the Pooling and Servicing  Agreement or any appointment to which Party B has not become  subject),  (7) and (9) will not apply to Party B; provided that, with respect  to Party B only,  Section  5(a)(vii)(4)  is  hereby  amended  by  adding  after  the words
                  "against it" the words  "(excluding  any proceeding or petition  instituted or presented by Party A or its  Affiliates)",  and Section  5(a)(vii)(8)  is hereby  amended by deleting  the words "to (7)
                  inclusive" and inserting lieu thereof ", (3), (4) as amended, (5), (6) as amended, or (7)".

(viii)   The  "MERGER  WITHOUT  ASSUMPTION"  provisions  of Section  5(a)(viii)  will apply to Party A and will not apply to Party B.

(d)      TERMINATION EVENTS.

         The statement  below that a Termination  Event will apply to a specific party means that upon the occurrence of such a Termination  Event, if such specific party is the Affected Party with respect to a Tax Event,  the
         Burdened  Party with respect to a Tax Event Upon Merger  (except as noted below) or the  non-Affected  Party with  respect to a Credit Event Upon Merger,  as the case may be, such  specific  party shall have the right to designate an Early  Termination  Date in accordance  with Section 6 of this  Agreement;  conversely,  the statement  below that such an event will not apply to a specific  party means that such party shall not have such right;  provided,  however,  with respect to "Illegality" the statement that such event will apply to a specific  party  means that upon the  occurrence  of such a  Termination  Event with  respect to such party, either party shall have the right to designate an Early  Termination  Date in  accordance  with Section 6 of this Agreement.

         (i)      The "ILLEGALITY" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

         (ii)     The "TAX EVENT"  provisions of Section  5(b)(ii) will apply to Party A except that, for purposes of the  application  of Section  5(b)(ii) to Party A, Section  5(b)(ii) is hereby  amended by deleting the  words  "(x) any  action  taken by a  taxing  authority,  or  brought  in a court of  competent jurisdiction,  on or after the date on which a Transaction  is entered into  (regardless of whether such action is taken or brought with respect to a party to this  Agreement)  or (y)",  and the "TAX
                  EVENT" provisions of Section 5(b)(ii) will apply to Party B.

         (iii)    The "TAX EVENT UPON MERGER"  provisions of Section  5(b)(iii)  will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early  Termination  Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

         (iv)     The "CREDIT EVENT UPON MERGER"  provisions  of Section  5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)      The  "AUTOMATIC  EARLY  TERMINATION"  provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)       PAYMENTS ON EARLY TERMINATION.  For the purpose of Section 6(e) of this Agreement:

(i)      Market  Quotation  will apply,  provided,  however,  that, in the event of a Derivative  Provider  Trigger
                  Event, the following provisions will apply:

                  (A)      The  definition  of Market  Quotation  in Section 14 shall be deleted in its  entirety and replaced with the following:

                           "MARKET  QUOTATION"  means,  with respect to one or more Terminated  Transactions,  a Firm
                           Offer which is (1) made by a Reference  Market-maker that is an Eligible Replacement,  (2)
                           for an amount that would be paid to Party B (expressed  as a negative  number) or by Party
                           B (expressed as a positive number) in  consideration  of an agreement  between Party B and such Reference Market-maker to enter into a Replacement  Transaction,  and (3) made on the basis  that  Unpaid  Amounts  in  respect  of  the  Terminated  Transaction  or  group  of
                           Transactions  are to be excluded  but,  without  limitation,  any payment or delivery that would,  but  for the  relevant  Early  Termination  Date,  have  been  required  (assuming satisfaction of each applicable  condition precedent) after that Early Termination Date is to be included.

                  (B)      The  definition  of  Settlement  Amount shall be deleted in its entirety and replaced with the following:

                           "SETTLEMENT  AMOUNT"  means,  with respect to any Early  Termination  Date,  an amount (as determined by Party B, at the direction of the Master Servicer), equal to:

                           (a)      If a  Market  Quotation  for the  relevant  Terminated  Transaction  or  group of
                                    Terminated  Transactions  is accepted by Party B, at the  direction of the Master
                                    Servicer,  so as to become legally binding on or before the day falling ten Local
                                    Business Days after the day on which the Early  Termination  Date is  designated, or such  later  day as Party B, at the  direction  of the  Master  Servicer,  may specify  in  writing  to Party  A, but in  either  case no later  than one  Local
                                    Business  Day  prior  to the  Early  Termination  Date  (such  day,  the  "Latest
                                    Settlement Amount  Determination  Day"), the Termination  Currency  Equivalent of
                                    the amount (whether positive or negative) of such Market Quotation;

                           (b)      If, on the Latest  Settlement Amount  Determination  Day, no Market Quotation for
                                    the relevant Terminated Transaction or group of Terminated  Transactions has been accepted by Party B, at the  direction  of the Master  Servicer,  so as to become legally  binding and one or more Market  Quotations  from  Approved  Replacements have been made and remain capable of becoming  legally  binding upon  acceptance, the  Settlement  Amount shall equal the  Termination  Currency  Equivalent of the amount  (whether  positive or negative)  of the lowest of such Market  Quotations
                                    (for the avoidance of doubt,  the lowest of such Market  Quotations  shall be the lowest Market Quotation of such Market Quotations  expressed as a positive number or, if any of such Market  Quotations  is  expressed  as a negative  number,  the
                                    Market  Quotation  expressed  as a  negative  number  with the  largest  absolute value); or

                           (c)      If, on the Latest  Settlement Amount  Determination  Day, no Market Quotation for
                                    the  relevant  Terminated  Transaction  or group of  Terminated  Transactions  is accepted by Party B, at the  direction  of the Master  Servicer,  so as to become legally  binding and no Market  Quotation  from an Approved  Replacement  remains capable of becoming legally binding upon acceptance,  the Settlement Amount shall equal Party B's Loss (whether  positive or negative and without  reference to any
                                    Unpaid  Amounts) for the relevant  Terminated  Transaction or group of Terminated
                                    Transactions.

                  (C)      If Party B, at the  direction  of the  Master  Servicer,  requests  Party A in  writing to obtain Market  Quotations,  Party A shall use its  reasonable  efforts to do so before the
                           Latest Settlement Amount Determination Day.

                  (D)      If the Settlement Amount is a negative number,  Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                           "(3) Second Method and Market Quotation.  If the Second Method and Market Quotation apply,
                           (I) Party B shall pay to Party A an amount equal to the absolute  value of the  Settlement
                           Amount in respect of the  Terminated  Transactions,  (II) Party B shall pay to Party A the
                           Termination  Currency  Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the  Termination  Currency  Equivalent of the Unpaid Amounts owing to
                           Party B; provided,  however,  that (x) the amounts payable under the immediately preceding clauses  (II) and (III) shall be subject to netting in  accordance  with  Section  2(c) of this Agreement and (y) notwithstanding  any other provision of this Agreement,  any amount payable by Party A under the  immediately  preceding  clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I)."

                  (E)      At any time on or before the Latest  Settlement  Amount  Determination Day at which two or more Market  Quotations  from Approved  Replacements  remain  capable of becoming  legally binding  upon  acceptance,  Party B shall be  entitled  to accept  only the lowest of such
                           Market  Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market  Quotation of such Market  Quotations  expressed as a positive number or, if any of such  Market  Quotations  is  expressed  as a  negative  number,  the Market
                           Quotation expressed as a negative number with the largest absolute value).

(ii)     The Second Method will apply.

(g)      "TERMINATION CURRENCY" means USD.

(h)      ADDITIONAL TERMINATION EVENTS.  Additional Termination Events will apply as provided in Part 5(c).

PART 2.           TAX MATTERS.

(a)      TAX REPRESENTATIONS.

         (i)      PAYER REPRESENTATIONS.  For the purpose of Section 3(e) of this Agreement:
                  (A)      Party A makes the following representation(s):

                           It is not  required by any  applicable  law, as modified by the practice of any relevant governmental  revenue authority,  of any Relevant  Jurisdiction to make any deduction or withholding  for or on account of any Tax from any payment  (other than  interest  under
                           Section  2(e),  6(d)(ii) or 6(e) of this  Agreement) to be made by it to the other party under this Agreement.  In making this  representation,  it may rely on: (i) the accuracy of any  representations  made  by the  other  party  pursuant  to  Section  3(f) of this
                           Agreement;  (ii) the  satisfaction  of the  agreement  contained  in Section  4(a)(i) or
                           4(a)(iii)  of  this  Agreement  and  the  accuracy  and  effectiveness  of any  document provided  by  the  other  party  pursuant  to  Section  4(a)(i)  or  4(a)(iii)  of  this
                           Agreement;  and (iii) the  satisfaction of the agreement of the other party contained in
                           Section  4(d)  of this  Agreement,  provided  that  it  shall  not be a  breach  of this representation  where  reliance  is placed on clause  (ii) and the other  party does not deliver a form or document  under Section  4(a)(iii) by reason of material  prejudice to its legal or commercial position.

                  (B)      Party B makes the following representation(s):

                           None.

(ii)     PAYEE REPRESENTATIONS.  For the purpose of Section 3(f) of this Agreement:

                  (A)      Party A makes the following representation(s):

                           Party A is a  national  banking  association  organized  under the  federal  laws of the
                           United States and its U.S.  taxpayer identification number is 20-1177241.

                  (B)      Party B makes the following representation(s):

                           None.

(b)      TAX PROVISIONS.

         (i)      GROSS  UP.  Section  2(d)(i)(4)  shall not apply to Party B as X, and  Section  2(d)(ii)  shall not apply to Party B as Y, in each case such that Party B shall not be required  to pay any  additional amounts referred to therein.

         (ii)     INDEMNIFIABLE  TAX.  The  definition  of  "Indemnifiable  Tax"  in  Section  14 is  deleted  in its entirety and replaced with the following:

                  "INDEMNIFIABLE  TAX"  means,  in  relation  to  payments  by Party A, any Tax and,  in  relation to payments by Party B, no Tax.

PART 3.           AGREEMENT TO DELIVER DOCUMENTS.

 (a)     For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO      FORM/DOCUMENT/                                     DATE BY WHICH TO
DELIVER DOCUMENT       CERTIFICATE                                        BE DELIVERED
Party A                A  correct,  complete  and  duly  executed  U.S.   to be provided upon request
                       Internal  Revenue  Service  Form  (or  successor
                       thereto),      together     with     appropriate
                       attachments,   that  eliminates   U.S.   federal
                       withholding   and  backup   withholding  Tax  on
                       payments to Party A under this Agreement.
Party B                Tax forms  relating to the  beneficial  owner of   to be provided upon request
                       payments  to Party B under this  Agreement  from
                       time to time

(b)      For the purpose of Section 4(a)(ii), other documents to be delivered are:

PARTY REQUIRED TO      FORM/DOCUMENT/                           DATE BY WHICH TO                         COVERED BY
DELIVER DOCUMENT       CERTIFICATE                              BE DELIVERED                             SECTION 3(D)
                                                                                                         REPRESENTATION
Party A and            Any   documents   required   by   the    Upon the execution and delivery of       Yes
Party B                receiving   party  to  evidence   the    this Agreement
                       authority of the delivering  party or
                       its Credit Support Provider,  if any,
                       for it to  execute  and  deliver  the
                       Agreement,  this  Confirmation,   and
                       any  Credit   Support   Documents  to
                       which it is a party,  and to evidence
                       the   authority  of  the   delivering
                       party or its Credit Support  Provider
                       to perform its obligations  under the
                       Agreement,  this Confirmation and any
                       Credit Support Document,  as the case
                       may be
Party A and            A certificate of an authorized  officer  Upon the execution and delivery of       Yes
Party B                of the party,  as to the incumbency and  this Agreement
                       authority  of the  respective  officers
                       of the  party  signing  the  Agreement,
                       this  Confirmation,  and  any  relevant
                       Credit  Support  Document,  as the case
                       may be
Party A                Annual Financial  Statements of Party A  Promptly upon request made by Party B    Yes
                       as set forth in Party A's Call Report
Party A                Quarterly   Financial   Statements   of  Promptly upon request made by Party B    Yes
                       Party A as set  forth in Party A's Call
                       Report
Party A                An opinion of counsel to Party A         Upon the execution and delivery of       No
                                                                this Agreement

PART 4.  MISCELLANEOUS.

(a)      ADDRESS FOR NOTICES:  For the purposes of Section 12(a) of this Agreement:

         Address for notices or communications to Party A:

         Address:                   452 Fifth Avenue, New York, NY  10018
         Attention:                 Christian McGreevy
         Facsimile:                 212-525-8710
         Telephone:                 212-525-5517

      Please direct all settlement inquiries to:

                  HSBC Bank USA, National Association
                  Derivative Settlements
                  Attention:        Jeffrey Lombino
                  Telephone:        (212) 525-5393
                  Fax:              (212) 525-6903

         (For all purposes)

         Address for notices or communications to Party B:

         Address:                   RASC Series 2007-KS3 Trust
                                    c/o U.S. Bank National Association
                                    60 Livingston Avenue
                                    EP-MN-WS3D
                                    St.  Paul, MN 55107
                                    Facsimile No.: 651-495-8090
                                    Telephone No: 651-495-3880

                  with a copy to:

                  Address:          Residential Funding Company LLC
                                    8400 Normandale Lake Blvd.
                                    Minneapolis, MN 55437
                  Attention:        Michael Scarseth
                  Facsimile No.:    952-921-9133
                  Telephone No:     952-857-6518

          (For all purposes)

(b)      PROCESS AGENT.  For the purpose of Section 13(c):

         Party A appoints as its Process Agent:  Not applicable.

         Party B appoints as its Process Agent:  Not applicable.

(c)      OFFICES.  The provisions of Section 10(a) will apply to this Agreement

(d)      MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      CALCULATION  AGENT. The Calculation Agent is Party A; provided,  however,  that if an Event of Default shall have  occurred  with  respect to Party A, Party B shall  have the right to  appoint as  Calculation  Agent a third party, reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f)      CREDIT SUPPORT DOCUMENT.

         Party A:          The Credit  Support  Annex,  and any guarantee in support of Party A's  obligations  under this Agreement.

         Party B:          None

(g)      CREDIT SUPPORT PROVIDER.

         Party A:          The  guarantor  under any  guarantee  in  support  of Party  A's  obligations  under  this
                           Agreement.

         Party B:          None.

(h)      GOVERNING  LAW.  The  parties  to this  Agreement  hereby  agree that the law of the State of New York shall govern their rights and duties in whole,  without  regard to the conflict of law  provisions  thereof  other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)      NETTING  OF  PAYMENTS.  The  parties  agree  that  subparagraph  (ii) of  Section  2(c)  will  apply to each
         Transaction hereunder.

(j)      AFFILIATE.  "Affiliate"  shall have the meaning  assigned  thereto in Section 14;  provided,  however,  that
         Party A and Party B shall be deemed to have no  Affiliates  for purposes of this  Agreement,  including  for purposes of Section 6(b)(ii).

PART 5.           OTHERS PROVISIONS.

(a)      DEFINITIONS.  Unless otherwise  specified in a Confirmation,  this Agreement and each Transaction under this
         Agreement  are  subject  to  the  2000  ISDA  Definitions  as  published  and  copyrighted  in  2000  by the
         International  Swaps and  Derivatives  Association,  Inc. (the  "DEFINITIONS"),  and will be governed in all relevant  respects by the  provisions set forth in the  Definitions,  without regard to any amendment to the
         Definitions  subsequent to the date hereof.  The provisions of the  Definitions  are hereby  incorporated by reference in and shall be deemed a part of this Agreement,  except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement,  and (ii)
         references to a  "Transaction"  in this Agreement  shall be deemed  references to a "Swap  Transaction"  for purposes of the Definitions.  Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(b)      AMENDMENTS TO ISDA MASTER AGREEMENT.

         (i)      SINGLE  AGREEMENT.  Section  1(c) is hereby  amended by the adding  the words  "including,  for the avoidance of doubt, the Credit Support Annex"  after the words "Master Agreement".

         (ii)     CONDITIONS PRECEDENT.     Section  2(a)(iii) is hereby  amended by adding the  following at the end thereof:

                  Notwithstanding  anything to the  contrary  in Section  2(a)(iii)(1),  if an Event of Default  with respect to Party B or  Potential  Event of Default  with  respect to Party B has  occurred and been continuing  for more than 30 Local  Business Days and no Early  Termination  Date in respect of the
                  Affected  Transactions has occurred or been  effectively  designated by Party A, the obligations of
                  Party A under Section  2(a)(i)  shall cease to be subject to the  condition  precedent set forth in
                  Section  2(a)(iii)(1)  with respect to such  specific  occurrence  of such Event of Default or such
                  Potential Event of Default (the "SPECIFIC EVENT");  provided,  however, for the avoidance of doubt, the  obligations of Party A under Section  2(a)(i) shall be subject to the condition  precedent set forth  in  Section  2(a)(iii)(1)  (subject  to  the  foregoing)  with  respect  to  any  subsequent occurrence  of the same Event of Default  with  respect  to Party B or  Potential  Event of Default with respect to Party B after the Specific  Event has ceased to be  continuing  and with respect to any  occurrence  of any other  Event of  Default  with  respect  to Party B or  Potential  Event of
                  Default with respect to Party B that occurs subsequent to the Specific Event.

         (iii)    CHANGE OF  ACCOUNT.  Section  2(b) is hereby  amended by the  addition of the  following  after the word "delivery" in the first line thereof:

                  "to another account in the same legal and tax jurisdiction as the original account".

         (iv)     REPRESENTATIONS.  Section  3 is  hereby  amended  by  adding  at  the  end  thereof  the  following subsection (g):

                  "(g)     Relationship Between Parties.

                           (1)      Nonreliance.  (i) It is not relying on any  statement  or  representation  of the other party regarding the Transaction  (whether written or oral),  other than the representations  expressly made in this Agreement or the  Confirmation in respect of that  Transaction  and (ii) it has consulted  with its own legal,  regulatory, tax,  business,  investment,  financial and accounting  advisors to the extent it has deemed  necessary,  and it has made its own  investment,  hedging and trading decisions  based upon its own judgment and upon any advice from such  advisors as it has  deemed  necessary  and not upon any view  expressed  by the other  party.
                                    Notwithstanding  the foregoing,  in the case of the  Supplemental  Interest Trust
                                    Trustee,  it has been  directed by the Pooling and  Servicing  Agreement to enter into this Transaction.

                           (2)      Evaluation  and  Understanding.  (i) It has the capacity to evaluate  (internally or through independent  professional advice) the Transaction and has made its own decision  to  enter  into the  Transaction  and (ii) It  understands  the  terms, conditions and risks of the  Transaction  and is willing and able to accept those terms and  conditions  and to assume  those  risks,  financially  and  otherwise.
                                    Notwithstanding  the foregoing,  in the case of the  Supplemental  Interest Trust
                                    Trustee,  it has been  directed by the Pooling and  Servicing  Agreement to enter into this Transaction.

                           (3)      Purpose.  It is entering  into the  Transaction  for the purposes of managing its borrowings or  investments,  hedging its  underlying  assets or liabilities or in connection with a line of business.

                           (4)      Status of  Parties.  The other  party is not  acting  as an agent,  fiduciary  or advisor for it in respect of the Transaction.

                           (5)      Eligible  Contract  Participant.  It is an "eligible  swap  participant"  as such term is  defined  in,  Section  35.1(b)(2)  of the  regulations  (17  C.F.R.  35)
                                    promulgated under, and an "eligible  contract  participant" as defined in Section
                                    1(a)(12) of the Commodity Exchange Act, as amended."

         (v)      TRANSFER TO AVOID  TERMINATION  EVENT.  Section  6(b)(ii)  is hereby  amended by (i)  deleting  the words "or if a Tax Event Upon Merger  occurs and the  Burdened  Party is the  Affected  Party," and
                  (ii) by deleting the words "to transfer"  and inserting the words "to effect a Permitted  Transfer"
                  in lieu thereof.

         (vi)     JURISDICTION.   Section  13(b)  is  hereby   amended  by:  (i)  deleting  in  the  second  line  of
                  subparagraph  (i) thereof the word "non-",  (ii) deleting "; and" from the end of subparagraph  (i)
                  and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

         (vii)    LOCAL  BUSINESS DAY. The  definition of Local  Business Day in Section 14 is hereby  amended by the addition of the words "or any Credit Support  Document"  after  "Section  2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

(c)      ADDITIONAL TERMINATION EVENTS.  The following Additional Termination Events will apply:

(I)      FIRST RATING TRIGGER  COLLATERAL.  If (A) it is not the case that a Moody's  Second Trigger  Ratings Event has occurred and been  continuing  for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any  obligation  to be complied  with or performed by Party A in  accordance with the Credit  Support  Annex,  then an  Additional  Termination  Event shall have  occurred with respect to Party A and Party A shall be the sole  Affected  Party with  respect to such  Additional
                  Termination Event.

(II)     SECOND  RATING  TRIGGER  REPLACEMENT.  If (A) a Required  Ratings  Downgrade  Event has  occurred and been continuing  for 30 or more Local  Business Days and (B) (i) at least one Eligible  Replacement  has made a Firm  Offer to be the  transferee  of all of Party A's  rights  and  obligations  under this
                  Agreement  (and such Firm  Offer  remains  an offer  that will  become  legally  binding  upon such
                  Eligible  Replacement upon acceptance by the offeree) and/or (ii) an Eligible  Guarantor has made a
                  Firm Offer to provide an Eligible  Guarantee (and such Firm Offer remains an offer that will become legally binding upon such Eligible Guarantor  immediately upon acceptance by the offeree),  then an
                  Additional  Termination  Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

         (iii)    REGULATION  AB:  If,  upon the  occurrence  of a  disclosure  event  pursuant  to  Section 2 of the
                  Indemnification Agreement, dated February 27, 2007, (the "Indemnification  Agreement") by and among
                  Party A, Residential Assets Securities  Corporation and Residential  Funding Company,  LLC, Party A
                  has not,  within 10 days after such  disclosure  event (a)  provided  the  information  required by
                  Section 2 of the Indemnification  Agreement,  (b) secured another entity by a Permitted Transfer to replace Party A as party to this Agreement,  on terms  substantially  similar to this Agreement and subject to prior  notification  to the Rating  Agencies,  which entity (and a guarantor  therefore)
                  meets or exceeds the Approved Ratings  Threshold (and which satisfies the Rating Agency  Condition)
                  and which  entity is able to comply  with the  requirements  of Item 1115 of  Regulation  AB or (c)
                  obtain a guaranty of Party A's  obligations  under this Agreement from an affiliate of Party A that is able  to  comply  with  the  financial  information  disclosure  requirements  of  Item  1115 of
                  Regulation  AB,  such that  disclosure  provided  in  respect of the  affiliate  will  satisfy  any disclosure  requirements  applicable  to Party A, then an Additional  Termination  Event shall have occurred with respect to Party A and Party A shall be the sole affected  party with respect to such
                  Additional Termination Event

         (iv)     OPTIONAL  TERMINATION  OF  SECURITIZATION.  An  Additional  Termination  Event shall occur upon the notice to Certificate holders of an Optional Termination becoming  unrescindable in accordance with
                  Article  IX of the  Pooling  and  Servicing  Agreement  (such  notice,  the  "OPTIONAL  TERMINATION
                  Notice").  With  respect  to such  Additional  Termination  Event:  (A)  Party B shall  be the sole
                  Affected  Party;  (B)  notwithstanding  anything  to the  contrary  in Section  6(b)(iv) or Section
                  6(c)(i),  the final  Distribution  Date  specified  in the  Optional  Termination  Notice is hereby designated as the Early  Termination Date for this Additional  Termination  Event in respect of all
                  Affected  Transactions;   (C)  Section  2(a)(iii)(2)  shall  not  be  applicable  to  any  Affected
                  Transaction  in  connection  with  the  Early  Termination  Date  resulting  from  this  Additional
                  Termination  Event;  notwithstanding  anything to the  contrary in Section  6(c)(ii),  payments and deliveries  under  Section  2(a)(i) or  Section  2(e) in  respect  of the  Terminated  Transactions resulting from this Additional  Termination Event will be required to be made through and including the Early Termination Date designated as a result of this Additional  Termination Event;  provided, for the avoidance of doubt,  that any such payments or deliveries that are made on or prior to such
                  Early  Termination  Date will not be treated as Unpaid Amounts in determining the amount payable in respect of such Early  Termination  Date; (D)  notwithstanding  anything to the contrary in Section
                  6(d)(i),  (I) if, no later  than 4:00 pm New York City time on the day that is four  Business  Days
                  prior  to  the  final  Distribution  Date  specified  in  the  Optional   Termination  Notice,  the
                  Supplemental  Interest Trust Trustee requests the amount of the Estimated Swap Termination Payment,
                  Party A shall provide to the  Supplemental  Interest Trust Trustee in writing (which may be done in electronic  format) the amount of the Estimated Swap Termination  Payment no later than 2:00 pm New
                  York City time on the following  Business Day and (II) if the  Supplemental  Interest Trust Trustee
                  provides  written  notice  (which  may be done in  electronic  format) to Party A no later than two
                  Business Days prior to the final  Distribution  Date specified in the Optional  Termination  Notice that all requirements of the Optional  Termination have been met, then Party A shall, no later than one  Business  Day prior to the final  Distribution  Date  specified  in the  Optional  Termination
                  Notice,  make the  calculations  contemplated  by Section  6(e) of the ISDA  Master  Agreement  (as
                  amended  herein) and provide to the  Supplemental  Interest  Trust Trustee in writing (which may be done in  electronic  format)  the  amount  payable  by either  Party B or Party A in respect of the related Early  Termination  Date in connection with this Additional  Termination  Event;  provided, however,  that the amount  payable by Party B, if any, in respect of the related Early  Termination
                  Date  shall be the  lesser of (x) the amount  calculated  to be due by Party B pursuant  to Section
                  6(e) and (y) the  Estimated  Swap  Termination  Payment;  and (E)  notwithstanding  anything to the contrary in this  Agreement,  any amount due from Party B to Party A in respect of this  Additional
                  Termination  Event  will be  payable  on the final  Distribution  Date  specified  in the  Optional
                  Termination  Notice  and any  amount  due from  Party A to Party B in  respect  of this  Additional
                  Termination  Event will be payable one Business Day prior to the final  Distribution Date specified in the Optional Termination Notice.

(d)      REQUIRED  RATINGS  DOWNGRADE  EVENT.  In the event that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold (such event, a "REQUIRED RATINGS  DOWNGRADE  EVENT"),  then Party A shall, as soon as reasonably  practicable and so long as a Required  Ratings  Downgrade Event is in effect,  at its own expense,  using  commercially  reasonable  efforts,  procure  either (A) a Permitted  Transfer or (B) an
         Eligible Guarantee.

(e)      TRANSFERS.

         (i)      Section 7 is hereby amended to read in its entirety as follows:

                  "Except with respect to any Permitted Transfer pursuant to Section 6(b)(ii),  Part 5(c)(iii),  Part
                  5(d), or the  succeeding  sentence,  neither Party A nor Party B is permitted to assign,  novate or transfer  (whether  by way of  security  or  otherwise)  as a whole or in part  any of its  rights, obligations  or interests  under the  Agreement or any  Transaction  without (a) the prior  written consent of the other party and (b)  satisfaction  of the Rating  Agency  Condition  with respect to
                  S&P." At any time at which no Relevant  Entity has credit  ratings at least  equal to the  Approved
                  Ratings Threshold, Party A may make a Permitted Transfer.

         (ii)     If an Eligible  Replacement  has made a Firm Offer (which remains an offer that will become legally binding upon  acceptance at the direction of the Master  Servicer by Party B) to be the  transferee pursuant  to a Permitted  Transfer,  Party B shall,  at Party A's written  request and at Party A's expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(f)      NON-RECOURSE.  Party A  acknowledges  and agrees that,  notwithstanding  any provision in this  Agreement to the contrary,  the  obligations  of Party B hereunder are limited  recourse  obligations of Party B, payable solely from the  Supplemental  Interest Trust and the proceeds  thereof,  in accordance with the priority of payments  and  other  terms of the  Pooling  and  Servicing  Agreement  and  that  Party A will not have any recourse to any of the directors,  officers,  agents,  employees,  shareholders or affiliates of the Party B with respect to any claims,  losses,  damages,  liabilities,  indemnities or other obligations in connection with any  transactions  contemplated  hereby.  In the event  that the  Supplemental  Interest  Trust and the proceeds  thereof,  should be insufficient  to satisfy all claims  outstanding and following the realization of the account held by the  Supplemental  Interest  Trust and the proceeds  thereof,  any claims  against or obligations  of  Party B under  the  ISDA  Master  Agreement  or any  other  confirmation  thereunder  still outstanding  shall be  extinguished  and  thereafter  not revive.  The  Supplemental  Interest Trust Trustee shall not have  liability  for any  failure  or delay in making a  payment  hereunder  to Party A due to any failure or delay in  receiving  amounts in the  account  held by the  Supplemental  Interest  Trust from the
         Trust  created  pursuant  to  the  Pooling  and  Servicing  Agreement.   This  provision  will  survive  the
         termination of this Agreement.

(g)      TIMING OF PAYMENTS BY PARTY B UPON EARLY  TERMINATION.  Notwithstanding  anything to the contrary in Section
         6(d)(ii),  to the extent that all or a portion (in either case,  the  "Unfunded  Amount") of any amount that is  calculated  as being due in respect of any Early  Termination  Date under  Section  6(e) from Party B to
         Party A will be paid by Party B from amounts  other than any upfront  payment paid to Party B by an Eligible
         Replacement  that has entered a Replacement  Transaction  with Party B, then such  Unfunded  Amount shall be due on the next  subsequent  Distribution  Date  following  the date on which the  payment  would  have been payable as determined in accordance with Section 6(d)(ii),  and on any subsequent  Distribution  Dates until paid in full (or if such Early Termination Date is the final  Distribution  Date, on such final Distribution
         Date);  provided,  however,  that if the date on which the payment  would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution  Date, such payment will be payable on such  Distribution
         Date.

(h)      RATING  AGENCY  NOTIFICATIONS.  Except as otherwise  provided  herein,  no Early  Termination  Date shall be effectively  designated  hereunder  by Party B and no  transfer  of any  rights or  obligations  under  this
         Agreement  shall be made by either party unless each Swap Rating Agency has been given prior written  notice of such designation or transfer.

(i)      NO SET-OFF.  Except as expressly  provided for in Section 2(c),  Section 6 or Part  1(f)(i)(D)  hereof,  and notwithstanding any other provision of this Agreement or any other existing or future agreement,  each party irrevocably  waives any and all rights it may have to set off, net, recoup or otherwise  withhold or suspend or condition  payment or performance of any obligation  between it and the other party hereunder against any obligation  between it and the other  party  under any other  agreements.  Section  6(e) shall be amended by deleting the following  sentence:  "The amount,  if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(j)      AMENDMENT.  Notwithstanding  any  provision to the contrary in this  Agreement,  no amendment of either this
         Agreement  or any  Transaction  under this  Agreement  shall be permitted by either party unless each of the
         Swap  Rating  Agencies  has been  provided  prior  written  notice  of the  same and S&P and such  amendment satisfies the Rating Agency Condition with respect to S&P.

(k)      NOTICE OF  CERTAIN  EVENTS  OR  CIRCUMSTANCES.  Each  Party  agrees,  upon  learning  of the  occurrence  or existence of any event or condition that  constitutes  (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination  Event with respect to such party,  promptly to give the other  Party and to each Swap  Rating  Agency  notice of such  event or  condition;  provided  that failure to provide  notice of such event or  condition  pursuant to this Part 5(l) shall not  constitute  an
         Event of Default or a Termination Event.

(l)      PROCEEDINGS.  No Relevant Entity shall institute  against,  or cause any other person to institute  against, or join any other person in  instituting  against Party B, the  Supplemental  Interest  Trust,  or the trust formed  pursuant to the Pooling and Servicing  Agreement,  in any bankruptcy,  reorganization,  arrangement, insolvency  or  liquidation  proceedings  or other  proceedings  under any  federal or state  bankruptcy  or similar  law for a period  of one year  (or,  if  longer,  the  applicable  preference  period)  and one day following  payment in full of the  Certificates  and any Notes.  This provision will survive the termination of this Agreement.

(m)      SUPPLEMENTAL  INTEREST TRUST TRUSTEE  LIABILITY  LIMITATIONS.  It is expressly  understood and agreed by the parties hereto that (a) this Agreement is executed by U.S. Bank National  Association  ("U.S.  Bank") not in
         its individual capacity,  but solely as Supplemental  Interest Trust Trustee under the Pooling and Servicing
         Agreement in the exercise of the powers and  authority  conferred  and invested in it  thereunder;  (b) U.S.
         Bank has been directed  pursuant to the Pooling and Servicing  Agreement to enter into this Agreement and to perform its obligations hereunder; (c) each of the representations,  undertakings and agreements herein made on behalf of the Supplemental  Interest Trust is made and intended not as personal  representations  of U.S.
         Bank but is made and intended  for the purpose of binding  only the  Supplemental  Interest  Trust;  and (d)
         under no  circumstances  shall U.S. Bank in its  individual  capacity be personally  liable for any payments hereunder  or for the breach or failure of any  obligation,  representation,  warranty or  covenant  made or undertaken under this Agreement.

(n)      SEVERABILITY.  If any  term,  provision,  covenant,  or  condition  of this  Agreement,  or the  application thereof to any party or  circumstance,  shall be held to be invalid or  unenforceable  (in whole or in part)
         in any respect,  the remaining terms,  provisions,  covenants,  and conditions hereof shall continue in full force  and  effect  as if this  Agreement  had been  executed  with the  invalid  or  unenforceable  portion eliminated,  so long as this Agreement as so modified  continues to express,  without material  change,  the original  intentions  of the parties as to the subject  matter of this  Agreement  and the  deletion of such portion of this  Agreement will not  substantially  impair the respective  benefits or  expectations  of the parties;  provided,  however,  that this severability  provision shall not be applicable if any provision of
         Section 2, 5, 6, or 13 (or any  definition  or  provision  in Section 14 to the extent it relates  to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

         The parties  shall  endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable term, provision,  covenant or condition with a valid or enforceable term, provision,  covenant or condition, the  economic  effect of which  comes as close as possible  to that of the  invalid or  unenforceable  term, provision, covenant or condition.

(o)      [Reserved]

(p)      [Reserved]

 (q)     CONSENT TO  RECORDING.  Each party hereto  consents to the  monitoring  or  recording,  at any time and from time to time, by the other party of any and all communications  between trading,  marketing,  and operations personnel of the parties and their  Affiliates,  waives any further notice of such  monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(r)      WAIVER OF JURY  TRIAL.  Each  party  waives any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(s)      FORM OF ISDA  MASTER  AGREEMENT.  Party A and  Party B  hereby  agree  that the text of the body of the ISDA
         Master  Agreement  is  intended  to be the  printed  form of the  ISDA  Master  Agreement  (Multicurrency  -
         Crossborder) as published and copyrighted in 1992 by the  International  Swaps and Derivatives  Association,
         Inc.

(t)      PAYMENT  INSTRUCTIONS.  Party A hereby agrees that,  unless  notified in writing by Party B of other payment instructions,  any and all amounts  payable by Party A to Party B under this Agreement  shall be paid to the account specified in Item 4 of this Confirmation, below.

(u)      ADDITIONAL REPRESENTATIONS.

         (i)      REPRESENTATIONS  OF  PARTY A.  Party A  represents  to Party B on the date on which  Party A enters into each Transaction that:--

                  (1)      Party A's  obligations  under this  Agreement  rank pari passu with all of Party A's other unsecured,  unsubordinated  obligations except those obligations preferred by operation of law.

                  (2)      [Party A is a bank subject to the  requirements  of 12 U.S.C.ss. 1823(e),  its  execution, delivery and  performance of this  Agreement  (including the Credit Support Annex and each
                           Confirmation)  have been  approved by its board of directors or its loan  committee,  such approval is reflected in the minutes of said board of  directors  or loan  committee,  and this  Agreement  (including  the  Credit  Support  Annex  and each  Confirmation)  will be maintained as one of its official records  continuously from the time of its execution (or in the case of any Confirmation,  continuously until such time as the relevant Transaction matures and the obligations therefor are satisfied in full).]

         (ii)     CAPACITY.  Party A  represents  to Party B on the date on which Party A enters into this  Agreement that it is entering  into the Agreement  and the  Transaction  as principal and not as agent of any person.  The  Supplemental  Interest Trust Trustee is executing the Agreement not in its individual capacity,  but  solely as  Supplemental  Interest  Trust  Trustee  on  behalf  of the  Supplemental
                  Interest Trust.

(v)      ACKNOWLEDGEMENTS.

          (ii)    BANKRUPTCY  CODE.  Subject to Part 5(m),  without  limiting the  applicability if any, of any other provision  of the U.S.  Bankruptcy  Code as amended  (the  "Bankruptcy  Code")  (including  without limitation  Sections 362, 546, 556, and 560 thereof and the  applicable  definitions in Section 101 thereof),  the parties  acknowledge  and agree that all  Transactions  entered into  hereunder will constitute  "forward  contracts" or "swap  agreements"  as defined in Section 101 of the Bankruptcy
                  Code or "commodity  contracts" as defined in Section 761 of the  Bankruptcy  Code,  that the rights of the parties under Section 6 of this Agreement will  constitute  contractual  rights to liquidate
                  Transactions,  that any margin or  collateral  provided  under any  margin,  collateral,  security, pledge,  or similar  agreement  related  hereto will  constitute  a "margin  payment" as defined in
                  Section  101 of the  Bankruptcy  Code,  and that the parties  are  entities  entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

(W)      NOTICES;  DEMANDS.  In the  event  that  Party  A fails  to  perform  any of its  obligations  under  this
         Agreement (including,  without limitation,  its obligations to make any payment or transfer collateral),  or breaches any of its  representations  and  warranties  hereunder,  or in the event that an Event of Default,
         Termination Event, or Additional  Termination Event occurs upon actual knowledge thereof,  Party B shall, no later than the next Business Day  following  such failure,  breach or  occurrence,  notify the Depositor and give  any  notice  of such  failure  specified  in this  Agreement  and make any  demand  specified  in this
         Agreement.  In the event that Party A's  obligations  are at any time  guaranteed by a third party,  then to the extent  that Party A fails to make any  payment or  delivery  required  under  terms of this  Agreement,
         Party B shall,  no later than the next Business Day following such failure,  demand that such guarantor make any and all payments  then required to be made by the guarantor  pursuant to such  guarantee.  Party B shall cause any replacement  swap provider to provide a copy of the related  replacement  derivative  agreement to the  Depositor.  For the  avoidance of doubt,  notwithstanding  anything in this  Agreement to the contrary, the failure of Party B to comply with the  requirements  of this paragraph  shall not constitute an Event of
         Default or Termination Event.

(X)      ADDITIONAL DEFINITIONS.

         As used in this Agreement,  the following terms shall have the meanings set forth below,  unless the context clearly requires otherwise:

         "APPROVED RATINGS  THRESHOLD" means each of the S&P Approved Ratings Threshold and the Moody's First Trigger
         Ratings Threshold.

         "APPROVED  REPLACEMENT"  means, with respect to a Market Quotation,  an entity making such Market Quotation, which entity would  satisfy  conditions  (a), (b), (c) and (e) of the  definition of Permitted  Transfer (as determined by Party B at the direction of the Master Servicer) if such entity were a Transferee,  as defined in the definition of Permitted Transfer.

"DERIVATIVE  PROVIDER  TRIGGER  EVENT"  means (i) an Event of Default  with  respect to which Party A is a Defaulting
Party,  (ii) a  Termination  Event with respect to which Party A is the sole  Affected  Party or (iii) an  Additional
Termination Event with respect to which Party A is the sole Affected Party.

"ELIGIBLE  GUARANTEE" means an  unconditional  and irrevocable  guarantee of all present and future  obligations (for the avoidance of doubt,  not limited to payment  obligations) of Party A or an Eligible  Replacement to Party B under this  Agreement  that is  provided  by an  Eligible  Guarantor  as  principal  debtor  rather than surety and that is directly  enforceable  by Party B, the form and  substance  of which  guarantee  are  subject  to the  Rating  Agency
Condition  with  respect  to S&P,  and either (A) a law firm has given a legal  opinion  confirming  that none of the guarantor's  payments to Party B under such  guarantee  will be subject to Tax collected by  withholding  or (B) such guarantee  provides that, in the event that any of such guarantor's  payments to Party B are subject to Tax collected by  withholding,  such  guarantor  is required to pay such  additional  amount as is necessary to ensure that the net amount actually  received by Party B (free and clear of any Tax collected by withholding)  will equal the full amount
Party B would have received had no such withholding been required.

"ELIGIBLE GUARANTOR" means an entity that (A) has credit ratings at least equal to the Approved Ratings Threshold and (B) has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the
Moody's First Trigger Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support
Annex) not to occur or continue with respect to Moody's.

"ELIGIBLE REPLACEMENT" means an entity (A) (i) that (a) has credit ratings at least equal to the Approved Ratings
Threshold, and (b) has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings
Threshold, provided, for the avoidance of doubt, that an Eligible Replacement with credit ratings below the
Moody's First Trigger Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex)
not to occur or continue with respect to Moody's, or (ii) the present and future obligations (for the avoidance of doubt, not limited to payment obligations) of which entity to Party B under this Agreement are guaranteed pursuant to an Eligible Guarantee and (B) that has executed an indemnification agreement substantially similar to the Indemnification Agreement as noticed to Party B by the Depositor.

"ESTIMATED  SWAP  TERMINATION  PAYMENT" means,  with respect to an Early  Termination  Date, an amount  determined by
Party A in good faith and in a commercially  reasonable  manner as the maximum  payment that could be owed by Party B to Party A in respect of such Early  Termination Date pursuant to Section 6(e) of the ISDA Master  Agreement,  taking into account then current market conditions.

"FIRM OFFER" means (A) with respect to an Eligible  Replacement,  a quotation from such Eligible  Replacement  (i) in an amount equal to the actual amount payable by or to Party B in  consideration  of an agreement  between Party B and such Eligible  Replacement  to replace Party A as the  counterparty  to this Agreement by way of novation or, if such novation is not possible,  an agreement  between Party B and such  Eligible  Replacement  to enter into a Replacement
Transaction (assuming that all Transactions hereunder become Terminated  Transactions),  and (ii) that constitutes an offer by such Eligible  Replacement to replace Party A as the  counterparty  to this Agreement or enter a Replacement
Transaction  that will become  legally  binding upon such  Eligible  Replacement  upon  acceptance  by Party B at the direction  of the  Master  Servicer,  and (B) with  respect  to an  Eligible  Guarantor,  an  offer by such  Eligible
Guarantor to provide an Eligible  Guarantee  that will become  legally  binding  upon such  Eligible  Guarantor  upon acceptance by the offeree at the direction of the Master Servicer.

"MOODY'S" means Moody's Investors Service, Inc., or any successor thereto.

"MOODY'S FIRST TRIGGER RATINGS  THRESHOLD" means, with respect to Party A, the guarantor under an Eligible  Guarantee or an Eligible  Replacement,  (i) if such entity has both a long-term  unsecured  and  unsubordinated  debt rating or counterparty  rating from  Moody's and a  short-term  unsecured  and  unsubordinated  debt  rating  from  Moody's,  a long-term  unsecured  and  unsubordinated  debt rating or  counterparty  rating from Moody's of "A2" and a short-term unsecured  and  unsubordinated  debt rating from  Moody's of  "Prime-1",  or (ii) if such entity has only a long-term
unsecured  and  unsubordinated   debt  rating  or  counterparty  rating  from  Moody's,  a  long-term  unsecured  and unsubordinated debt rating or counterparty rating from Moody's of "A1".

"MOODY'S  SECOND TRIGGER  RATINGS EVENT" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

"MOODY'S  SECOND  TRIGGER  RATINGS  THRESHOLD"  means,  with  respect  to Party A, the  guarantor  under an  Eligible
Guarantee or an Eligible  Replacement,  (i) if such entity has both a long-term  unsecured  and  unsubordinated  debt rating or counterparty  rating from Moody's and a short-term  unsecured and unsubordinated  debt rating from Moody's, a long-term  unsecured and  unsubordinated  debt rating or counterparty  rating from Moody's of "A3" and a short-term unsecured  and  unsubordinated  debt rating from  Moody's of  "Prime-2",  or (ii) if such entity has only a long-term
unsecured  and  unsubordinated   debt  rating  or  counterparty  rating  from  Moody's,  a  long-term  unsecured  and unsubordinated debt rating or counterparty rating from Moody's of "A3".

"PERMITTED  TRANSFER"  means a transfer by novation by Party A pursuant to Section  6(b)(ii),  Part  5(c)(iii),  Part
5(d), or the second  sentence of Section 7 (as amended  herein) to a transferee  (the  "Transferee")  of all, but not less than all, of Party A's rights,  liabilities,  duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied:  (a) the Transferee is an Eligible  Replacement;  (b) Party A
and the  Transferee are both "dealers in notional  principal  contracts"  within the meaning of Treasury  regulations section  1.1001-4;  (c) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments  under this  Agreement  or would be required to gross up for such Tax under  Section
2(d)(i)(4);  (d) an Event of Default or Termination Event would not occur as a result of such transfer;  (e) pursuant to a written instrument (the "Transfer  Agreement"),  the Transferee  acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction;  (f) Party B shall have determined,  at the direction of the Master Servicer,  that such Transfer  Agreement is effective to transfer to the Transferee all, but not less than all, of Party A's rights and  obligations  under the  Agreement  and all relevant  Transactions;  (g) Party A will be responsible for any costs or expenses  incurred in connection with such transfer  (including any replacement  cost of entering  into a  replacement  transaction);  (h) either (A)  Moody's  has been given  prior  written  notice of such transfer and the Rating  Agency  Condition is satisfied  with respect to S&P or (B) each Swap Rating  Agency has been given prior written  notice of such transfer and such transfer is in connection  with the  assignment  and assumption of this Agreement  without  modification of its terms,  other than party names,  dates relevant to the effective date of such transfer,  tax  representations  (provided that the representations in Part 2(a)(i) are not modified) and any other  representations  regarding the status of the  substitute  counterparty  of the type included in Part 5(b)(iv),
Part 5(v)(i)(2) or Part 5(v)(ii),  notice  information and account details;  and (i) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

 "RATING AGENCY CONDITION"  means, with respect to any particular  proposed act or omission to act hereunder and each
Swap Rating Agency (but not including Moody's)  specified in connection with such proposed act or omission,  that the party  acting or failing to act must consult  with each of the  specified  Swap Rating  Agencies  (but not  including
Moody's) and receive from each such Swap Rating Agency (but not including Moody's) a prior written  confirmation that the  proposed  action or  inaction  would not cause a  downgrade  or  withdrawal  of the  then-current  rating of any
Certificates or Notes.

"RELEVANT ENTITY" means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

"REPLACEMENT  TRANSACTION" means, with respect to any Terminated Transaction or group of Terminated  Transactions,  a transaction  or group of  transactions  that (i)  would  have the  effect  of  preserving  for  Party B the  economic equivalent of any payment or delivery  (whether the  underlying  obligation  was absolute or contingent  and assuming the  satisfaction  of each  applicable  condition  precedent) by the parties under Section 2(a)(i) in respect of such
Terminated  Transaction or group of Terminated  Transactions that would, but for the occurrence of the relevant Early
Termination  Date,  have been required after that Date, and (ii) has terms which are  substantially  the same as this
Agreement,   including,  without  limitation,   rating  triggers,   Regulation  AB  compliance,  and  credit  support
documentation,  save for the exclusion of provisions  relating to Transactions  that are not Terminated  Transaction, as determined by Party B at the direction of the Master Servicer.

"REQUIRED RATINGS DOWNGRADE EVENT" shall have the meaning assigned thereto in Part 5(d).

"REQUIRED  RATINGS  THRESHOLD"  means each of the S&P Required  Ratings  Threshold,  and the Moody's  Second  Trigger
Ratings Threshold.

"S&P" means  Standard & Poor's  Rating  Services,  a division of The  McGraw-Hill  Companies,  Inc., or any successor thereto.

"S&P APPROVED  RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible  Guarantee or an
Eligible  Replacement,  a short-term  unsecured and unsubordinated  debt rating from S&P of "A-1", or, if such entity does  not  have a  short-term  unsecured  and  unsubordinated  debt  rating  from  S&P,  a  long-term  unsecured  and unsubordinated debt rating or counterparty rating from S&P of "A+".

"S&P REQUIRED  RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible  Guarantee or an
Eligible  Replacement,  a long-term  unsecured  and  unsubordinated  debt rating or  counterparty  rating from S&P of
"BBB+".

"SWAP RATING  AGENCIES"  means,  with respect to any date of  determination,  each of S&P and Moody's,  to the extent that each such  rating  agency is then  providing  a rating for any of the RASC Series  2007-KS3  Trust,  Home Equity
Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2007-KS3 (the  "Certificates") or any notes backed by the
Certificates (the "Notes").

                                 [Remainder of this page intentionally left blank.]

4.       Account Details and Settlement Information:

Payments to Party A:                HSBC Bank USA, National Association
                                                       ABA # 021-001-088
                                                       For credit to Department 299
                                                       A/C: 000-04929-8
                                                       HSBC Derivative Products Group

Payments to Party B:                U.S. Bank National Association
                                    ABA Number: 091000022
                                    Account Number: 1731-0332-2058
                                    Reference: RASC 2007-KS3
                                    OBI: Attention: Bert Thompson
                                    Ref. Acct. No.: 111623000-1

Payments to Master Servicer:

This  Agreement may be executed in several  counterparts,  each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

We are very pleased to have executed this Transaction  with you and we look forward to completing other  transactions with you in the near future.

Very truly yours,

HSBC BANK USA, NATIONAL ASSOCIATION

By:  _______________________________
         Name:
         Title:

Party B, acting  through its duly  authorized  signatory,  hereby  agrees to,  accepts and  confirms the terms of the foregoing as of the date hereof.

U.S. Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to the RASC Series 2007-KS3 Trust, Home Equity Mortgage
Asset-Backed Pass-Through Certificates, Series 2007-KS3

By:      _______________________________
         Name:
         Title:

                                                    SCHEDULE I

          (all such dates subject to adjustment in accordance with the Following Business Day Convention)

----------------------------------------------------------- ---------------------------
               For the Calculation Periods                       Notional Amount
----------------------------------------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
     From and including:          To but excluding the                in USD:
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
           The Effective Date               April 25, 2007        USD 1,270,252,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
               April 25, 2007                 May 25, 2007        USD 1,254,811,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
                 May 25, 2007                June 25, 2007        USD 1,234,840,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
                June 25, 2007                July 25, 2007        USD 1,210,347,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
                July 25, 2007               August 25 2007        USD 1,181,254,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
               August 25 2007           September 25, 2007        USD 1,147,845,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
           September 25, 2007             October 25, 2007        USD 1,110,346,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
             October 25, 2007            November 25, 2007        USD 1,068,960,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
            November 25, 2007            December 25, 2007        USD 1,024,495,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
            December 25, 2007             January 25, 2008          USD 978,041,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
             January 25, 2008            February 25, 2008          USD 931,060,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
            February 25, 2008               March 25, 2008          USD 886,141,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
               March 25, 2008               April 25, 2008          USD 843,279,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
               April 25, 2008                 May 25, 2008          USD 802,363,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
                 May 25, 2008                June 25, 2008          USD 763,160,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
                June 25, 2008                July 25, 2008          USD 725,920,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
                July 25, 2008              August 25, 2008          USD 690,328,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
              August 25, 2008           September 25, 2008          USD 655,956,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
           September 25, 2008             October 25, 2008          USD 622,938,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
             October 25, 2008            November 25, 2008          USD 586,393,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
            November 25, 2008            December 25, 2008          USD 539,345,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
            December 25, 2008             January 25, 2009          USD 396,421,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
             January 25, 2009            February 25, 2009          USD 193,763,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
            February 25, 2009               March 25, 2009          USD 193,763,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
               March 25, 2009               April 25, 2009          USD 193,763,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
               April 25, 2009                 May 25, 2009          USD 193,763,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
                 May 25, 2009                June 25, 2009          USD 187,926,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
                June 25, 2009                July 25, 2009          USD 180,157,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
                July 25, 2009              August 25, 2009          USD 172,697,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
              August 25, 2009           September 25, 2009          USD 165,608,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
           September 25, 2009             October 25, 2009          USD 158,829,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
             October 25, 2009            November 25, 2009          USD 152,345,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
            November 25, 2009            December 25, 2009          USD 141,379,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
            December 25, 2009             January 25, 2010          USD 131,745,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
             January 25, 2010            February 25, 2010          USD 111,346,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
            February 25, 2010               March 25, 2010          USD 105,485,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
               March 25, 2010               April 25, 2010          USD 101,604,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
               April 25, 2010                 May 25, 2010           USD 97,976,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
                 May 25, 2010                June 25, 2010           USD 94,478,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
                June 25, 2010                July 25, 2010           USD 91,105,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
                July 25, 2010              August 25, 2010           USD 87,853,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
              August 25, 2010           September 25, 2010           USD 84,717,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
           September 25, 2010             October 25, 2010           USD 81,693,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
             October 25, 2010            November 25, 2010           USD 78,778,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
            November 25, 2010            December 25, 2010           USD 75,966,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
            December 25, 2010             January 25, 2011           USD 73,255,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
             January 25, 2011            February 25, 2011           USD 70,641,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
            February 25, 2011               March 25, 2011           USD 68,120,000.00
------------------------------ ---------------------------- ---------------------------
------------------------------ ---------------------------- ---------------------------
               March 25, 2011        The Termination  Date           USD 65,689,000.00
------------------------------ ---------------------------- ---------------------------

                                                      ANNEX A

                                     PARAGRAPH 13 OF THE CREDIT SUPPORT ANNEX